EXHIBIT 4.1

FORM OF COMMON STOCK CERTIFICATE

[COMPANY LOGO]

NUMBER	THIS CERTIFICATE IS TRANSFERABLE
SHARES	IN NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 87162W 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE OF SYNNEX CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Robert Huang]

PRESIDENT

[SEAL]

[Simon Leung]

SECRETARY

COUNTERSIGNED AND REGISTERED:

EQUISERVE TRUST COMPANY

TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

SYNNEX CORPORATION

A statement of all of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established by the Certificate of Incorporation, as amended, may be obtained by any stockholder upon request and without charge from the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

TEN ENT- as tenants by the entireties

JT TEN- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-              Custodian

(Cust) (Minor)

under Uniform Gift to Minors

Act

(State)

UNIF TRF MIN ACT-              Custodian (until age             )

(Cust)

             under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

For Value Received              hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S))

             Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint              Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signatures must be guaranteed.

Signature(s) Guaranteed:

By:

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.